UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund:	BlackRock EuroFund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2023

Date of reporting period: 12/31/2022

Item 1 – Reports to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, the Fund’s Institutional, Investor A and Class K Shares outperformed the Fund’s benchmark, the MSCI All Country World Index, while the Class R Shares performed in line. For the same period, the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

The Fund navigated a rapidly shifting market backdrop over the reporting period. At the start of the period, the market’s focus was on monetary policy normalization against a backdrop of persistent inflation, as global central banks focused on tamping down inflation and tightened policy. The Fed raised its benchmark overnight lending rate by 75 basis points in June, July and September 2022, making it the fastest rate hiking cycle since 1980. This resulted in a persistently inverted yield curve, often a precursor of an imminent recession. Markets staged a rally during the summer of 2022 as investors hoped for a dovish policy pivot given growth concerns, allowing equities to recover roughly half of their losses. Still, central banks reiterated their focus on bringing down inflation, causing a sell-off that saw equities set new lows. Nevertheless, despite declining manufacturing data and downgraded earnings forecasts, markets saw robust earnings at period-end and rallied off their lows for the year. November 2022 saw the greatest gains for equities as sentiment was buoyed by a below-expectations U.S. consumer price inflation readout which reignited a “past peak inflation narrative” and paved the way for a reversal in the recent underperformance of large-cap growth stocks. However, sentiment softened in December 2022 on recession fears given the policy tightening already in place.

The Fund’s fundamental measures drove positive performance for the period in aggregate. In particular, contrarian quality measures, which question sustainability of company growth, proved additive. These bottom-up stock selection insights, including measures evaluating company internal financing ability and return on assets, benefited returns amid the market’s broader inflationary theme. Other stability-related measures, such as insights with a preference for dividend consistency, did well amid market volatility.

Sentiment measures also proved additive throughout the period, as these were able to correctly position the portfolio as market themes shifted between rising rates and hopes for a dovish central bank policy pivot. Measures designed to capture sentiment from bond markets led contributions as rates rose sharply to combat historic inflation. Additionally, an insight that captures company linkages was additive as it correctly positioned the portfolio around the broader China re-opening theme in the fourth quarter of 2022.

On the downside, in what was ultimately a macro-led market for much of 2022, select macro thematic insights struggled. In particular, measures designed to evaluate industries and stocks that outperform on large down days in the market proved overly defensive.

Select fundamental measures also detracted from performance. While contrarian quality insights provided ballast, traditional valuation-related measures struggled amid the style volatility in the summer months. In particular, measures evaluating price, research expenditures, and other financial statement data struggled. Lastly, fundamental measures with a growth preference also struggled against the runup in value styles later in the period. Specifically, insights evaluating company benefits and culture underperformed.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major return drivers over the period. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks towards social media activity as a measure of potential revenue growth. Finally, the Fund built upon its company employee-related measures by adding an insight that identify organizations at risk for emerging labor disputes.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to sector allocation was essentially neutral. The Fund had slightly overweight allocations to the healthcare and consumer staples sectors and slight underweights to financials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Advantage Global Fund, Inc.

Performance

	Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.52%	(17.71)%	N/A	4.60%	N/A	8.06%	N/A
Investor A	2.38	(17.93)	(22.24)%	4.33	3.21%	7.73	7.15%
Investor C	2.03	(18.51)	(19.31)	3.57	3.57	7.06	7.06
Class K	2.53	(17.67)	N/A	4.65	N/A	8.08	N/A
Class R	2.27	(18.13)	N/A	4.08	N/A	7.41	N/A
MSCI ACWI(c)	2.28	(18.36)	N/A	5.23	N/A	7.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global SmallCap Fund, Inc.”

(c)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,025.20	$ 3.62		$ 1,000.00	$ 1,021.63	$ 3.62		0.71%
Investor A	1,000.00	1,023.80	4.90		1,000.00	1,020.37	4.89		0.96
Investor C	1,000.00	1,020.30	8.71		1,000.00	1,016.59	8.69		1.71
Class K	1,000.00	1,025.30	3.37		1,000.00	1,021.88	3.36		0.66
Class R	1,000.00	1,022.70	6.17		1,000.00	1,019.11	6.16		1.21

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple, Inc.	4.2%

Microsoft Corp.	3.7

Chevron Corp.	1.6

Coca-Cola Co.	1.6

Johnson & Johnson	1.4

Visa, Inc., Class A	1.4

General Dynamics Corp.	1.1

Canadian Natural Resources Ltd.	1.1

PepsiCo, Inc.	1.1

Medtronic PLC	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	60.2%

Japan	5.4

China	4.3

Canada	3.9

Germany	3.1

United Kingdom	2.9

Australia	2.8

France	2.6

Ireland	2.2

Taiwan	2.1

Netherlands	1.2

South Korea	1.1

Other#	8.3

Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2022	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2022, the Fund outperformed its benchmark, the MSCI EMU Index.

What factors influenced performance?

The Fund’s outperformance was primarily driven by strong stock selection, with sector allocations also making a positive contribution. Robust selection within financials, particularly banks, was a key contributor to results. Shares of rate-sensitive European banks, including FinecoBank SpA (Italy), Commerzbank AG (Germany) and CaixaBank SA (Spain) were buoyed by expectations for rising interest rates. The investment adviser had been building positions in the sector since the beginning of 2022 on the view that there was potential for earnings upgrades stemming from higher net interest income, stable costs, improved balance sheets and controlled loan losses.

The German industrial stocks Siemens AG and Schneider Electric SE also outperformed as both provided positive updates. The investment adviser believed strong trends around energy efficiency and automation indicated a favorable outlook for these types of companies. The investment adviser strove to ensure that its portfolio companies are on the right side of the energy transition. It aims to avoid heavy industries with high energy costs while investing in companies, including Siemens and Schneider, that help find solutions to energy needs.

The Fund further benefitted from the strength of select positions in the consumer sectors, led by the luxury brands company LVMH Moet Hennessy Louis Vuitton SA (France). The company continued to post positive results as strong tourism in Europe and robust sales in the United States offset the impact of COVID-19 lockdowns in China.

Teleperformance SE (France) was the largest detractor in the reporting period. The shares came under pressure following an announcement that Colombia’s Ministry of Labor launched an official investigation into the company regarding its treatment of content moderators. The investment adviser took these allegations extremely seriously, and after looking deeply into the matter, determined that the company took the right steps to address the issue. The investment adviser chose to maintain the position on the belief that the stock’s sharp decline did not reflect any realistic outcome.

Shares of Puma SE (Germany) also detracted, primarily as a result of weakness in Nike. The latter warned its gross margins would be squeezed by high inventory, price discounts and strength in the U.S. dollar. Elsewhere, ASM International NV (Netherlands) lagged on worries that U.S. export restrictions on China could impact the company. The stock began to recover later in the period, however, as the potential effect looked to be less than initially expected. A position in the wealth-technology platform Allfunds Group PLC (United Kingdom) hurt performance, as well. The company reported results that were below expectations due in part to weaker industry flows and poor returns for the financial market. The investment adviser maintained the position on the belief that the company’s innovations have the potential to fuel organic growth.

Describe recent portfolio activity.

The investment adviser sold the Fund’s position in the outsourcing business Majorel Group Luxembourg SA, which pursued a merger with a U.S. competitor. While the merger ultimately collapsed in September 2022, the investment adviser believed the envisioned business combination raised questions about Majorel’s strategy.

In financials, the investment adviser sold Intesa Sanpaolo SpA (Italy) and rotated into CaixaBank following a pullback in the latter. This move reduced the Fund’s weighting in Italy and increased its allocation to the rate-sensitive Spanish banking sector.

The investment adviser sold the Fund’s position in Puma after the company’s well-regarded CEO was hired by rival Adidas, putting a dent in the investment thesis. The investment adviser used the proceeds to add a new holding in L’Oréal SA (France), which stands to benefit from China’s reopening.

The Fund also participated in a rights issue that added the French automotive leasing company Ald SA to the portfolio. The investment adviser believed Ald was an attractively valued company with a catalyst for improving performance from the synergies generated by its acquisition of a competitor.

Describe portfolio positioning at period end.

The Fund was overweight in the industrials and information technology sectors, and it had neutral weightings in healthcare and energy. The Fund was underweight in financials, consumer staples, utilities, consumer discretionary, communication services, materials and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock EuroFund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	11.58%	(23.85)%	N/A	1.75%	N/A	3.58%	N/A
Investor A	11.42	(24.05)	(28.04)%	1.54	0.45%	3.35	2.80%
Investor C	10.96	(24.64)	(25.39)	0.77	0.77	2.70	2.70
Class K	11.55	(23.82)	N/A	1.88	N/A	3.65	N/A
Class R	11.31	(24.29)	N/A	1.09	N/A	2.88	N/A

MSCI EMU Index(c)	9.87	(17.86)	N/A	0.60	N/A	4.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund has no limits on the geographic asset distribution of its investments within Europe. However, the Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the ‘‘Eurozone’’). The Fund’s total returns prior to October 23, 2018, are the returns of the Fund when it followed different investment strategies.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries in the European Economic and Monetary Union.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,115.80	$ 5.76		$ 1,000.00	$ 1,019.76	$ 5.50		1.08%
Investor A	1,000.00	1,114.20	7.09		1,000.00	1,018.50	6.77		1.33
Investor C	1,000.00	1,109.60	11.06		1,000.00	1,014.72	10.56		2.08
Class K	1,000.00	1,115.50	5.49		1,000.00	1,020.01	5.24		1.03
Class R	1,000.00	1,113.10	8.42		1,000.00	1,017.24	8.03		1.58

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

LVMH Moet Hennessy Louis Vuitton SE	9.3%

ASML Holding NV	7.9

Schneider Electric SE	4.1

TotalEnergies SE	4.0

Siemens AG, Registered Shares	3.9

BNP Paribas SA	3.4

Merck KGaA	2.9

Airbus SE	2.9

Linde PLC	2.8

FinecoBank Banca Fineco SpA	2.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
France	39.9%

Netherlands	16.7

Germany	15.2

Italy	6.0

United States	5.4

United Kingdom	4.7

Switzerland	2.8

Denmark	2.6

Finland	2.4

Belgium	2.2

Portugal	1.8

Spain	1.8

Sweden	1.2

Ireland	0.9

Liabilities in Excess of Other Assets	(3.6)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	9

Schedule of Investments (unaudited) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks

Australia — 2.8%
AGL Energy Ltd.	38,746		$212,099
Allkem Ltd.(a)	1,485		11,250
AMP Ltd.(a)	25,600		22,767
Aristocrat Leisure Ltd.	18,648		384,257
Bank of Queensland Ltd.	5,613		26,247
BHP Group Ltd., Class DI	81,760		2,532,675
Charter Hall Group	2,154		17,473
CSL Ltd.	2,121		413,583
Flight Centre Travel Group Ltd.(a)	1,823		17,841
Iluka Resources Ltd.	6,985		44,931
Incitec Pivot Ltd.	10,688		27,208
Insignia Financial Ltd.	14,826		33,733
Macquarie Group Ltd.	18,307		2,066,649
Medibank Pvt Ltd.	69,240		138,136
National Australia Bank Ltd.	13,360		271,256
Perpetual Ltd.	785		13,039
Qantas Airways Ltd.(a)	107,313		434,372
QBE Insurance Group Ltd.	6,482		58,803
REA Group Ltd.	3,542		266,382
Rio Tinto Ltd.	4,204		331,803
Scentre Group	36,340		70,738
South32 Ltd.	72,278		198,159
Stockland	42,059		103,585
Telstra Corp. Ltd.	207,583		561,396
Westpac Banking Corp.	116,862		1,850,102
Woodside Energy Group Ltd.	10,470		253,565
Worley Ltd.	1,786		18,218

			10,380,267

Austria — 0.0%
Andritz AG	968		55,410
BAWAG Group AG(b)	455		24,247
Erste Group Bank AG	1	(c)	32
OMV AG	397		20,422

			100,111

Belgium — 0.1%
Ackermans & van Haaren NV	97		16,649
Ageas SA/NV	409		18,148
Groupe Bruxelles Lambert NV	190		15,184
Proximus SADP	4,662		45,011
Solvay SA	2,973		300,588

			395,580

Brazil — 0.5%
Ambev SA	160,624		439,013
Auren Energia SA	7,164		19,947
B3 SA - Brasil Bolsa Balcao	95,640		238,968
Cielo SA	15,909		15,829
Cogna Educacao(a)	29,205		11,738
CPFL Energia SA	12,233		76,882
CSN Mineracao SA	23,762		18,125
CVC Brasil Operadora e Agencia de Viagens SA(a)	16,430		13,974
Cyrela Brazil Realty SA Empreendimentos e Participacoes	7,782		19,341
EDP - Energias do Brasil SA	5,803		22,905
Embraer SA(a)	5,260		14,308
Energisa SA	6,384		53,474
Engie Brasil Energia SA	4,736		34,008
Equatorial Energia SA	4,315		22,102

Security	Shares	Value

Brazil (continued)
Marfrig Global Foods SA	37,775	$61,297
Minerva SA	9,765	23,965
Multiplan Empreendimentos Imobiliarios SA	4,703	19,487
NU Holdings Ltd., Class A(a)	9,359	38,091
Pagseguro Digital Ltd., Class A(a)	2,967	25,932
Petro Rio SA(a)	3,052	21,498
Porto Seguro SA	9,178	40,154
Qualicorp Consultoria e Corretora de Seguros SA	5,785	6,399
Sendas Distribuidora SA	3,000	11,086
StoneCo Ltd., Class A(a)	6,059	57,197
Transmissora Alianca de Energia Eletrica SA	2,124	13,978
Ultrapar Participacoes SA	42,365	100,586
Vale SA	22,314	378,045
Via SA(a)	55,579	25,269
XP, Inc., Class A(a)	3,641	55,853

		1,879,451

Canada — 3.9%
ARC Resources Ltd.	9,247	124,636
Atco Ltd., Class I	2,707	84,729
Bank of Nova Scotia	52,719	2,582,997
Barrick Gold Corp.	3,920	67,196
Birchcliff Energy Ltd.	2,547	17,739
Brookfield Asset Management Ltd., Class A	2	21
Brookfield Corp.	1,463	46,008
BRP, Inc.	770	58,705
Canada Goose Holdings, Inc.(a)	4,399	78,346
Canadian National Railway Co.	1,942	230,688
Canadian Natural Resources Ltd.	74,458	4,134,784
Canadian Utilities Ltd., Class A	2,148	58,142
Cenovus Energy, Inc.	4,233	82,128
Crescent Point Energy Corp.	183,983	1,312,611
Element Fleet Management Corp.	3,770	51,371
Enerplus Corp.	1,711	30,202
Fairfax Financial Holdings Ltd.	433	256,497
FirstService Corp.	2,235	273,697
Fortis, Inc.	1,166	46,657
Franco-Nevada Corp.	761	103,735
Great-West Lifeco, Inc.	24,554	567,607
Hydro One Ltd.(b)	7,320	196,083
Imperial Oil Ltd.	11,878	578,548
Lululemon Athletica, Inc.(a)	1,159	371,320
Manulife Financial Corp.	15,658	279,277
Methanex Corp.	352	13,326
Onex Corp.	5,074	244,669
Parex Resources, Inc.	1,973	29,362
Royal Bank of Canada	1,836	172,617
Stantec, Inc.	3,224	154,485
Suncor Energy, Inc.	27,008	856,716
TC Energy Corp.	17,871	712,464
Teck Resources Ltd., Class B(a)	10,136	383,057
Tourmaline Oil Corp.	372	18,770
TransAlta Corp.	1,875	16,770
West Fraser Timber Co. Ltd.	871	62,893

		14,298,853

China — 4.3%
3SBio, Inc.(b)	35,500	37,588
Alibaba Group Holding Ltd.(a)	116,900	1,282,733
ANTA Sports Products Ltd.	6,200	80,642
Asymchem Laboratories Tianjin Co. Ltd., Class A	1,680	35,865
Autohome, Inc., ADR	942	28,825

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
BAIC Motor Corp. Ltd., Class H(b)	81,000	$21,380
Baidu, Inc., Class A(a)	69,280	987,983
BeiGene Ltd.(a)	900	15,275
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	7,940	145,031
BGI Genomics Co. Ltd., Class A	6,600	49,266
Bloomage Biotechnology Corp. Ltd., Class A	3,182	62,012
BOC Hong Kong Holdings Ltd.	184,500	626,340
BYD Co. Ltd., Class A	31,571	1,165,496
BYD Co. Ltd., Class H	20,000	490,680
China Longyuan Power Group Corp. Ltd., Class H	32,000	38,899
China Merchants Bank Co. Ltd., Class H	10,500	58,105
China Petroleum & Chemical Corp., Class H	38,000	18,309
China Suntien Green Energy Corp. Ltd., Class H	56,000	23,269
CMOC Group Ltd., Class H	30,000	13,743
Contemporary Amperex Technology Co. Ltd., Class A	14,200	803,724
COSCO SHIPPING Holdings Co. Ltd., Class H	30,500	31,005
CSPC Pharmaceutical Group Ltd.	138,080	143,751
Dali Foods Group Co. Ltd.(b)	89,000	40,490
Dongyue Group Ltd.	17,000	18,619
Eve Energy Co. Ltd., Class A	7,700	97,429
Ganfeng Lithium Group Co. Ltd., Class A	21,300	213,347
Ganfeng Lithium Group Co. Ltd., Class H(b)	2,600	19,275
Geely Automobile Holdings Ltd.	160,000	231,125
Great Wall Motor Co. Ltd., Class H	48,500	62,479
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	6,100	68,812
Hithink RoyalFlush Information Network Co. Ltd., Class A	22,800	324,106
Huadian Power International Corp. Ltd., Class H, Class H	120,000	49,569
Imeik Technology Development Co. Ltd., Class A	2,000	163,250
Innovent Biologics, Inc.(a)(b)	6,500	27,665
JD Logistics, Inc.(a)(b)	4,900	9,424
JD.com, Inc., Class A	4,350	121,437
KE Holdings, Inc., ADR(a)	3,030	42,299
Kingdee International Software Group Co. Ltd.(a)	10,000	21,221
Kuaishou Technology(a)(b)	11,200	100,680
Lenovo Group Ltd.	202,000	164,529
Li Ning Co. Ltd.	15,000	128,985
LONGi Green Energy Technology Co. Ltd., Class A	7,400	45,011
Luxshare Precision Industry Co. Ltd., Class A	3,400	15,561
Meituan, Class B(a)(b)	10,800	239,283
NAURA Technology Group Co. Ltd., Class A	2,900	94,267
NetEase, Inc.	19,710	285,874
NXP Semiconductors NV	9,189	1,452,138
PetroChina Co. Ltd., Class A	59,900	43,026
PetroChina Co. Ltd., Class H	106,000	48,420
Ping An Insurance Group Co. of China Ltd., Class H	79,000	519,009
Postal Savings Bank of China Co. Ltd., Class H(b)	179,000	110,768
SF Holding Co. Ltd., Class A	2,300	19,147
SG Micro Corp., Class A	1,300	32,353
Shandong Nanshan Aluminum Co. Ltd., Class A	102,000	48,048
Shanghai Junshi Biosciences Co. Ltd., Class A(a)	4,358	39,281
Shanghai Junshi Biosciences Co. Ltd., Class H(a)(b)(d)	2,000	12,384
Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,800	20,962
Shenzhen Capchem Technology Co. Ltd., Class A	18,314	114,859
Shenzhen Inovance Technology Co. Ltd., Class A	11,900	119,268

Security	Shares	Value

China (continued)
Shenzhen Kangtai Biological Products Co. Ltd., Class A	9,540	$43,352
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	11,402	519,371
Sinotruk Hong Kong Ltd.	26,000	36,118
StarPower Semiconductor Ltd., Class A	1,900	90,281
Sunac China Holdings Ltd.(a)(e)	171,000	34,852
Sunwoda Electronic Co. Ltd., Class A	15,700	47,842
Tencent Holdings Ltd.	45,300	1,920,736
Tianqi Lithium Corp., Class H(a)	3,200	22,815
Tibet Summit Resources Co. Ltd., Class A(a)	9,200	30,402
Uni-President China Holdings Ltd.	42,000	41,922
Vipshop Holdings Ltd., ADR(a)	31,130	424,613
WuXi AppTec Co. Ltd., Class A	3,200	37,262
WuXi AppTec Co. Ltd., Class H(b)	23,616	247,791
Wuxi Biologics Cayman, Inc.(a)(b)	37,500	284,021
XPeng, Inc., Class A(a)	4,900	24,146
Yadea Group Holdings Ltd.(b)	64,000	106,559
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	2,100	15,937
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	2,000	43,006
Yunnan Energy New Material Co. Ltd., Class A	2,700	51,127
Zhejiang Huayou Cobalt Co. Ltd., Class A	2,500	20,005
Zijin Mining Group Co. Ltd., Class A	26,700	38,334
Zijin Mining Group Co. Ltd., Class H	214,000	287,614

		15,692,427

Colombia — 0.0%
Tecnoglass, Inc	825	25,385

Denmark — 0.8%
AP Moller - Maersk A/S, Class A	129	284,298
AP Moller - Maersk A/S, Class B	501	1,121,540
Carlsberg A/S, Class B	626	83,037
DSV A/S	230	36,372
Genmab A/S(a)	856	361,912
ISS A/S(a)	1,073	22,712
Novo Nordisk A/S, Class B	7,184	975,699

		2,885,570

Finland — 0.3%
Nokia OYJ	225,604	1,048,088
Outokumpu OYJ	4,010	20,352

		1,068,440

France — 2.6%
Engie SA	112,983	1,616,343
Hermes International	867	1,341,987
Kering SA	984	500,785
Legrand SA	8,011	642,336
L’Oreal SA	6,443	2,307,222
LVMH Moet Hennessy Louis Vuitton SE	1,370	996,939
Pernod Ricard SA	3,549	698,168
Remy Cointreau SA	142	23,943
Rexel SA	33,801	668,532
Sanofi	221	21,310
Societe Generale SA	24,669	618,788
SPIE SA	5	130
Teleperformance	429	102,559
Valeo	8,781	156,897

		9,695,939

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 2.6%
Adidas AG	2,273	$308,051
Bayer AG, Registered Shares	1,548	79,676
Bayerische Motoren Werke AG	19,400	1,717,578
Daimler Truck Holding AG	505	15,525
Deutsche Bank AG, Registered Shares	21,899	246,179
Deutsche Lufthansa AG, Registered Shares(a)	38,003	313,261
DWS Group GmbH & Co. KGaA(b)	361	11,650
E.ON SE	66,883	664,951
Evonik Industries AG	8,261	157,569
Fielmann AG	653	25,833
Fraport AG Frankfurt Airport Services Worldwide(a)	207	8,383
Freenet AG	10,679	232,207
Hochtief AG	370	20,781
Hugo Boss AG	1,836	106,139
Jenoptik AG	4	109
Mercedes-Benz Group AG, Registered Shares	43,430	2,840,099
Nemetschek SE	245	12,526
ProSiebenSat.1 Media SE	2,682	23,789
Scout24 SE(b)	3,208	161,470
Siemens AG, Registered Shares	18,743	2,583,745
thyssenkrupp AG(a)	7,816	47,463
TUI AG(a)(d)	7	11
Volkswagen AG	374	58,672
Wacker Chemie AG	690	87,932

		9,723,599

Hong Kong — 0.8%
AIA Group Ltd.	146,800	1,621,169
ASMPT Ltd.	1,400	9,943
Cathay Pacific Airways Ltd.(a)	16,000	17,431
CK Hutchison Holdings Ltd.	16,500	98,849
Jardine Matheson Holdings Ltd.	2,400	122,090
Kerry Properties Ltd.	7,500	16,271
Link REIT	71,500	523,190
New World Development Co. Ltd.	75,000	210,388
Orient Overseas International Ltd.	1,500	27,035
Swire Pacific Ltd., Class A	10,000	87,659
Swire Properties Ltd.	85,000	215,296
Yuexiu Property Co. Ltd.	23,600	28,472

		2,977,793

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	78,464	546,836
OTP Bank Nyrt	8,499	230,927

		777,763

India — 0.7%
Asian Paints Ltd.	5,276	196,141
City Union Bank Ltd.	6,503	14,163
HDFC Bank Ltd.	26,984	529,252
HDFC Life Insurance Co. Ltd.(b)	23,632	161,427
Housing Development Finance Corp. Ltd.	9,981	317,305
ICICI Prudential Life Insurance Co. Ltd.(b)	8,461	46,030
IndusInd Bank Ltd.	5,044	74,147
Kotak Mahindra Bank Ltd.	28,527	627,631
L&T Finance Holdings Ltd.	21,198	22,309
Life Insurance Corp. of India	2,342	19,366
National Aluminium Co. Ltd.	19,471	18,911
PVR Ltd.(a)	669	13,894
Reliance Industries Ltd.	1,965	60,327

Security	Shares	Value

India (continued)
SBI Life Insurance Co. Ltd.(b)	22,819	$338,681
Titan Co. Ltd.	1,474	46,249
TVS Motor Co. Ltd.	4,578	59,953

		2,545,786

Indonesia — 0.0%
Perusahaan Gas Negara Tbk PT	139,800	15,797

Ireland — 2.2%
Accenture PLC, Class A	9,187	2,451,459
Alkermes PLC(a)	760	19,859
CRH PLC	1,955	77,799
Experian PLC	26,776	906,858
Flutter Entertainment PLC(a)	1,354	183,309
James Hardie Industries PLC	10,401	187,200
Kingspan Group PLC	3,870	209,537
Medtronic PLC	50,767	3,945,611
Trane Technologies PLC	496	83,373

		8,065,005

Israel(a) — 0.3%
Check Point Software Technologies Ltd.	2,627	331,422
Teva Pharmaceutical Industries Ltd.	10,171	93,793
Teva Pharmaceutical Industries Ltd., ADR	49,195	448,659
Tower Semiconductor Ltd.(d)	2,782	121,435

		995,309

Italy — 0.1%
A2A SpA	17,496	23,327
Banca Mediolanum SpA	7,315	60,952
BPER Banca	26,925	55,201
Buzzi Unicem SpA	911	17,555
Enel SpA	23,195	124,746
Leonardo SpA	3,871	33,386
Mediobanca Banca di Credito Finanziario SpA	4,556	43,779
Moncler SpA	1,010	53,668
Snam SpA	5,037	24,424
Telecom Italia SpA(a)	64,042	14,842
UniCredit SpA	1,981	28,109

		479,989

Japan — 5.4%
Aisin Corp.	800	21,212
Alps Alpine Co. Ltd.	24,100	217,835
Amada Co. Ltd.	41,700	324,732
ANA Holdings, Inc.(a)	11,300	239,311
Astellas Pharma, Inc.	25,900	393,826
Benesse Holdings, Inc.	1,100	16,724
Central Japan Railway Co.	1,100	135,057
Chugoku Electric Power Co., Inc.	4,400	22,564
Daiwa House Industry Co. Ltd.	12,900	297,167
DMG Mori Co. Ltd.	1,700	22,513
Dowa Holdings Co. Ltd.	600	18,934
Ebara Corp.	500	17,811
Ezaki Glico Co. Ltd.	600	16,456
Fancl Corp.	1,400	28,504
FANUC Corp.	1,800	269,364
Fast Retailing Co. Ltd.	700	425,973
Fuji Media Holdings, Inc.	4,200	34,162
FUJIFILM Holdings Corp.	2,500	125,004
Hino Motors Ltd.(a)	3,400	12,919
Honda Motor Co. Ltd.	85,600	1,952,451

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Horiba Ltd.	400	$17,341
Hoya Corp.	1,900	181,979
ITOCHU Corp.	26,900	843,927
Japan Tobacco, Inc.	146,000	2,943,392
JGC Holdings Corp.	2,200	27,887
JTEKT Corp.	2,500	17,406
Kamigumi Co. Ltd.	1,100	22,394
KDDI Corp.	2,800	84,915
Kyushu Electric Power Co., Inc.	5,600	31,653
Lawson, Inc.	8,500	324,959
Lintec Corp.	700	11,362
Lion Corp.	2,400	27,606
Mazda Motor Corp.	6,800	50,973
Mitsubishi Chemical Group Corp.	4,100	21,226
Mitsubishi Corp.	28,800	934,986
Mitsubishi Electric Corp.	1,800	17,836
Mitsubishi Estate Co. Ltd.	9,700	125,650
Mitsubishi Gas Chemical Co., Inc.	1,200	16,496
Mitsubishi HC Capital, Inc.	5,700	28,036
Mitsubishi Motors Corp.(a)	9,600	36,457
Mitsui & Co. Ltd.	42,300	1,232,017
Mitsui Fudosan Co. Ltd.	26,000	475,201
Mitsui Mining & Smelting Co. Ltd.	4,100	95,960
Nabtesco Corp.	900	22,828
Nikon Corp.	24,200	213,994
Nippon Shokubai Co. Ltd.	300	11,977
Nippon Steel Corp.	9,800	170,041
Nippon Telegraph & Telephone Corp.	58,900	1,679,740
Nippon Television Holdings, Inc.	2,800	22,087
Nissan Motor Co. Ltd.	30,300	94,822
Nitto Denko Corp.	3,000	172,784
NSK Ltd.	3,100	16,345
Obayashi Corp.	2,400	18,129
Omron Corp.	4,200	202,977
Oriental Land Co. Ltd.	500	72,762
Pigeon Corp.	1,800	29,500
Pola Orbis Holdings, Inc.	1,300	18,296
Recruit Holdings Co. Ltd.	24,900	779,419
Ricoh Co. Ltd.	53,400	406,435
Santen Pharmaceutical Co. Ltd.	2,000	16,297
SCREEN Holdings Co. Ltd.	400	25,507
Sega Sammy Holdings, Inc.	1,200	18,119
Shin-Etsu Chemical Co. Ltd.	300	36,634
Skylark Holdings Co. Ltd.(a)	1,800	20,885
SMC Corp.	200	83,511
SoftBank Corp.	19,500	220,616
SoftBank Group Corp.	7,800	329,885
Sohgo Security Services Co. Ltd.	600	16,335
Subaru Corp.	1,100	16,654
Sumitomo Chemical Co. Ltd.	378,500	1,357,159
Sumitomo Corp.	30,300	503,680
Sundrug Co. Ltd.	600	17,830
Suntory Beverage & Food Ltd.	1,300	44,268
Suzuki Motor Corp.	3,400	108,893
Takeda Pharmaceutical Co. Ltd.	15,800	493,697
Teijin Ltd.	7,200	70,165
Terumo Corp.	2,700	76,547
Tohoku Electric Power Co., Inc.	3,700	19,381
Tokyo Tatemono Co. Ltd.	1,600	19,370
Toshiba Corp.	2,600	90,348

Security	Shares		Value

Japan (continued)
TOTO Ltd.	1,200		$40,703
Tsuruha Holdings, Inc.	1,800		139,617
Yamada Holdings Co. Ltd.	22,900		81,290
Yaskawa Electric Corp.	4,400		140,384

			20,082,089

Luxembourg — 0.1%
ArcelorMittal SA	14,300		377,264
RTL Group SA(a)	2,067		87,053
SES SA	17		111

			464,428

Malaysia — 0.7%
CIMB Group Holdings Bhd	268,500		353,337
Hong Leong Bank Bhd	3,200		14,920
Inari Amertron Bhd	15,900		9,422
Malayan Banking Bhd	177,800		351,152
Press Metal Aluminium Holdings Bhd	138,800		153,783
Public Bank Bhd	1,258,400		1,233,927
QL Resources Bhd	18,750		23,454
RHB Bank Bhd	11,900		15,635
Telekom Malaysia Bhd	92,200		112,976
Tenaga Nasional Bhd	152,500		333,378

			2,601,984

Mexico — 0.1%
Alsea SAB de CV(a)	8,050		15,227
Fomento Economico Mexicano SAB de CV	7,365		57,309
Grupo Financiero Banorte SAB de CV, Class O	16,826		120,808
Grupo Mexico SAB de CV, Series B	4,078		14,316
Orbia Advance Corp. SAB de CV	12,300		21,777

			229,437

Netherlands — 1.2%
ASML Holding NV	2,613		1,424,743
ASR Nederland NV	2,174		103,295
Heineken NV	3,435		323,550
IMCD NV	1,137		162,638
Koninklijke DSM NV	420		51,574
Koninklijke Philips NV	8,530		128,353
Koninklijke Vopak NV	619		18,413
Randstad NV	17,645		1,078,151
SBM Offshore NV	850		13,373
Signify NV(b)	9,435		317,606
Stellantis NV	12,656		179,846
Wereldhave NV	1	(c)	13
Wolters Kluwer NV	6,768		708,171

			4,509,726

Norway — 0.5%
DNB Bank ASA	970		19,158
Equinor ASA	41,604		1,495,258
Mowi ASA	1,558		26,549
Norsk Hydro ASA	16,554		123,697
Telenor ASA	9,493		88,693
TOMRA Systems ASA	850		14,336
Var Energi ASA	14,032		48,443

			1,816,134

Peru — 0.0%
Southern Copper Corp	2,177		131,469

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland — 0.0%
PGE Polska Grupa Energetyczna SA(a)	9,153	$14,442

Portugal — 0.0%
EDP - Energias de Portugal SA	2,967	14,790

Russia(e) — 0.0%
Alrosa PJSC(a)	18,331	3
Gazprom PJSC	16,740	2
LUKOIL PJSC	2,916	—
MMC Norilsk Nickel PJSC	433	—
Mobile TeleSystems PJSC	3,760	1
Novatek PJSC	5,450	1
Tatneft PJSC	9,355	1

		8

Saudi Arabia — 0.5%
ACWA Power Co.	608	24,606
Al Rajhi Bank(a)	38,032	760,573
Riyad Bank	2,736	23,265
Saudi Arabian Mining Co.(a)	5,274	90,544
Saudi Arabian Oil Co.(b)	99,003	849,835
Saudi National Bank	9,230	124,232
Saudi Telecom Co.	6,762	65,802

		1,938,857

Singapore — 0.2%
City Developments Ltd.	2,400	14,754
ComfortDelGro Corp. Ltd.	24,900	22,867
Jardine Cycle & Carriage Ltd.(d)	17,500	373,655
JOYY, Inc., ADR	732	23,124
SATS Ltd.(a)	11,200	23,740
Singapore Airlines Ltd.	55,800	230,391

		688,531

South Africa — 0.5%
AngloGold Ashanti Ltd.	737	14,360
Bidvest Group Ltd.	1,879	23,709
Capitec Bank Holdings Ltd.	266	28,956
FirstRand Ltd.	28,024	101,814
Foschini Group Ltd.	13,817	81,345
Impala Platinum Holdings Ltd.	2,045	25,699
MTN Group Ltd.	5,261	39,293
Naspers Ltd., N Shares	7,192	1,201,824
Pepkor Holdings Ltd.(b)	19,777	23,279
Sibanye Stillwater Ltd.	14,776	39,174
Standard Bank Group Ltd.	6,217	61,341
Woolworths Holdings Ltd.	19,971	77,787

		1,718,581

South Korea — 1.1%
AfreecaTV Co. Ltd.	229	12,940
Celltrion, Inc.	704	89,852
Coupang, Inc.(a)	6,250	91,938
Dongkuk Steel Mill Co. Ltd.	1,114	9,845
GS Engineering & Construction Corp.	903	15,193
HL Mando Co. Ltd.	468	14,935
Hugel, Inc.(a)	97	10,361
Hyundai Mobis Co. Ltd.	378	59,958
Hyundai Motor Co.	520	62,235
Kakao Corp.(a)	4,303	183,290
Kia Corp.	3,103	145,998
Kolon Industries, Inc.	207	6,754
Korea Gas Corp.	1,510	43,408
KT Corp.(a)	2,538	67,930

Security	Shares	Value

South Korea (continued)
LG Chem Ltd.	2,205	$1,052,952
NAVER Corp.	4,006	569,737
POSCO Holdings, Inc.	901	197,186
Samsung C&T Corp.	173	15,586
Samsung Electronics Co. Ltd.	20,679	907,668
Samsung Engineering Co. Ltd.(a)	2,378	42,069
Samsung SDI Co. Ltd.(a)	69	32,398
SK Hynix, Inc.	1,130	67,420
SK Innovation Co. Ltd.(a)	1,601	195,589
S-Oil Corp.	705	46,921

		3,942,163

Spain — 0.4%
Acciona SA	147	27,053
Amadeus IT Group SA	647	33,565
Banco Bilbao Vizcaya Argentaria SA	121,534	732,031
Industria de Diseno Textil SA	23,649	628,142
Merlin Properties Socimi SA	1,492	13,993
Repsol SA	1,087	17,302

		1,452,086

Sweden — 0.4%
Atlas Copco AB, A Shares	71,884	851,710
Castellum AB	5	61
Intrum AB	6	73
Pandox AB(a)	6	67
Saab AB, Class B	6,888	271,439
Telefonaktiebolaget LM Ericsson, B Shares	18,732	109,758
Trelleborg AB, B Shares	13,582	313,725

		1,546,833

Switzerland — 0.4%
ABB Ltd., Registered Shares	6,041	184,115
Belimo Holding AG, Registered Shares	35	16,698
Flughafen Zurich AG, Registered Shares(a)	134	20,735
Givaudan SA, Registered Shares	10	30,629
Novartis AG, Registered Shares	2,835	256,560
Roche Holding AG	211	81,762
Swatch Group AG	1,028	292,179
TE Connectivity Ltd.	3,149	361,505
UBS Group AG, Registered Shares	9,072	168,614

		1,412,797

Taiwan — 2.1%
ASE Technology Holding Co. Ltd.	26,000	78,998
ASPEED Technology, Inc.	1,100	60,048
Bizlink Holding, Inc.	2,000	15,357
Cathay Financial Holding Co. Ltd.	23,357	30,328
CTBC Financial Holding Co. Ltd.	435,000	312,149
Delta Electronics, Inc.	54,000	500,579
Eva Airways Corp.	156,000	142,263
Faraday Technology Corp.	41,000	189,047
Formosa Sumco Technology Corp.	3,000	13,215
Global Unichip Corp.	2,000	41,355
Hiwin Technologies Corp.	3,091	18,295
Kinsus Interconnect Technology Corp.	5,000	16,905
Largan Precision Co. Ltd.	1,000	66,099
MediaTek, Inc.	58,000	1,172,698
momo.com, Inc.	1,560	32,463
Nan Ya Printed Circuit Board Corp.	4,000	29,393
Nanya Technology Corp.	45,000	74,730
Novatek Microelectronics Corp.	8,000	81,782
Parade Technologies Ltd.	3,000	75,172

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
PharmaEssentia Corp.(a)	2,087	$32,343
Realtek Semiconductor Corp.	23,000	209,162
Sino-American Silicon Products, Inc.	4,000	18,100
Taiwan Semiconductor Manufacturing Co. Ltd.	254,000	3,688,959
Tung Ho Steel Enterprise Corp.	14,500	24,829
Unimicron Technology Corp.	14,000	54,350
Uni-President Enterprises Corp.	251,000	543,293
United Microelectronics Corp.	18,000	23,650
Vanguard International Semiconductor Corp.	4,000	10,046
Visual Photonics Epitaxy Co. Ltd.	7,000	15,643
Wisdom Marine Lines Co. Ltd.	28,000	55,762
Wistron NeWeb Corp.	6,000	15,300

		7,642,313

Thailand — 0.1%
Energy Absolute PCL, NVDR	21,000	58,690
JMT Network Services PCL	12,400	24,703
JMT Network Services PCL, NVDR	13,700	27,257
Precious Shipping PCL, NVDR	34,100	15,817
PTT Exploration & Production PCL, NVDR	17,200	87,593

		214,060

Turkey — 0.3%
Arcelik A/S	8,421	50,519
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D	38,829	37,291
KOC Holding A/S	15,484	69,467
Koza Altin Isletmeleri A/S	987	29,819
Migros Ticaret A/S(a)	4,570	35,798
Sok Marketler Ticaret A/S(a)(d)	15,986	23,899
Tofas Turk Otomobil Fabrikasi AS	4,207	37,180
Turk Hava Yollari AO(a)	13,601	102,455
Turk Telekomunikasyon A/S(d)	23,910	31,372
Turkcell Iletisim Hizmetleri A/S	240,065	484,044
Turkiye Petrol Rafinerileri A/S(a)	4,211	119,342

		1,021,186

United Kingdom — 2.9%
Anglo American PLC	22,771	892,787
Aviva PLC	26,723	141,756
Babcock International Group PLC(a)	5	17
Barclays PLC	103,312	196,583
Bellway PLC	471	10,771
BP PLC	358,024	2,065,778
British American Tobacco PLC	93,720	3,707,390
BT Group PLC	54,491	73,578
Centrica PLC	135,719	157,849
Coca-Cola Europacific Partners PLC	835	46,192
Direct Line Insurance Group PLC	23,450	62,503
Dunelm Group PLC	8	95
easyJet PLC(a)	9,073	35,590
Endeavour Mining PLC	1,983	42,443
IG Group Holdings PLC	7,006	66,013
Imperial Brands PLC	4,162	103,680
Intermediate Capital Group PLC	2,725	37,624
ITV PLC	22,816	20,634
J Sainsbury PLC	11,813	30,983
Johnson Matthey PLC	7,280	186,056
Kingfisher PLC	95,442	271,172
Linde PLC(a)	2,779	906,454
Lloyds Banking Group PLC	255,326	139,335
Nomad Foods Ltd.(a)	1,408	24,274

Security	Shares	Value

United Kingdom (continued)
Phoenix Group Holdings PLC	4,714	$34,532
QinetiQ Group PLC	2,988	12,849
RELX PLC	5,763	159,336
Rentokil Initial PLC	12,993	79,826
Rightmove PLC	81,966	507,077
Smiths Group PLC	4,091	78,515
Subsea 7 SA	1,720	19,917
Tesco PLC	140,235	377,915
WPP PLC	14,618	144,426

		10,633,950

United States — 58.1%
3M Co.	9,820	1,177,614
A O Smith Corp.	354	20,263
Abbott Laboratories	29,514	3,240,342
AbbVie, Inc.	10,251	1,656,664
Adobe, Inc.(a)	7,786	2,620,223
AECOM	2,000	169,860
Agilent Technologies, Inc.	22,070	3,302,775
AGNC Investment Corp.	2,497	25,844
Alaska Air Group, Inc.(a)	2,510	107,779
Ally Financial, Inc.	16,053	392,496
Alphabet, Inc., Class A(a)(d)	35,337	3,117,784
Alphabet, Inc., Class C(a)	34,962	3,102,178
Altria Group, Inc.	59,641	2,726,190
Amazon.com, Inc.(a)	45,361	3,810,324
Ameren Corp.	468	41,615
American Express Co	15,137	2,236,492
AMETEK, Inc.	662	92,495
Amgen, Inc.	3,198	839,923
Amphenol Corp., Class A	2,211	168,346
Analog Devices, Inc.	21,301	3,494,003
ANSYS, Inc.(a)	341	82,382
Aon PLC, Class A	354	106,250
Apple, Inc.	119,472	15,522,997
Applied Materials, Inc.	14,202	1,382,991
Aptiv PLC(a)	356	33,154
AT&T, Inc.	44,301	815,581
Baker Hughes Co.	4,475	132,147
Bank of New York Mellon Corp.	19,521	888,596
Becton Dickinson and Co.	8,546	2,173,248
Berkshire Hathaway, Inc., Class B(a)	4,486	1,385,725
Berry Global Group, Inc.	250	15,108
Biogen, Inc.(a)	914	253,105
BioMarin Pharmaceutical, Inc.(a)	1,604	165,998
Black Hills Corp.	765	53,810
Boeing Co.(a)	2,432	463,272
Boston Scientific Corp.(a)	41,683	1,928,672
Box, Inc., Class A(a)	646	20,110
Boyd Gaming Corp.	1,703	92,865
Brighthouse Financial, Inc.(a)	4,424	226,818
Bristol-Myers Squibb Co.	51,353	3,694,848
Brixmor Property Group, Inc.	749	16,980
Brown-Forman Corp., Class B	3,501	229,946
Bruker Corp.	241	16,472
Builders FirstSource, Inc.(a)	1,937	125,673
Cadence Design Systems, Inc.(a)	4,701	755,169
Capital One Financial Corp.	9,838	914,540
Capri Holdings Ltd.(a)	586	33,590
ChampionX Corp.	2,055	59,574
Chemed Corp.	55	28,074

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Cheniere Energy, Inc.	200	$29,992
Chevron Corp.	33,772	6,061,736
Chord Energy Corp.	115	15,733
Cigna Corp.	3,199	1,059,957
Cintas Corp.	1,702	768,657
Cirrus Logic, Inc.(a)	196	14,598
Cisco Systems, Inc.	29,898	1,424,341
Citigroup, Inc.	40,996	1,854,249
CME Group, Inc., Class A	7,293	1,226,391
CMS Energy Corp.	4,038	255,727
Coca-Cola Co.	90,707	5,769,872
Cognizant Technology Solutions Corp., Class A	14,674	839,206
Colgate-Palmolive Co.	15,164	1,194,772
Comcast Corp., Class A	53,045	1,854,984
Costco Wholesale Corp.	694	316,811
Coterra Energy, Inc.	6,818	167,518
Cousins Properties, Inc.	755	19,094
Crown Castle, Inc.	9,173	1,244,226
CSX Corp.	7,701	238,577
CubeSmart	385	15,496
CVS Health Corp.	14,335	1,335,879
Danaher Corp.	7,257	1,926,153
Delta Air Lines, Inc.(a)	3,573	117,409
Discover Financial Services	3,328	325,578
Dominion Energy, Inc.	1,084	66,471
DTE Energy Co.	20,492	2,408,425
DuPont de Nemours, Inc.	2,613	179,330
Eaton Corp. PLC	893	140,156
eBay, Inc.	3,044	126,235
Edison International	11,870	755,169
Edwards Lifesciences Corp.(a)	7,458	556,441
Elevance Health, Inc.	1,542	791,000
Eli Lilly & Co.	2,452	897,040
Enovis Corp.(a)	534	28,580
Entergy Corp.	1,803	202,837
EOG Resources, Inc.	7,189	931,119
EPAM Systems, Inc.(a)	368	120,608
Equinix, Inc.	1,017	666,166
Equity Residential	12,225	721,275
Essex Property Trust, Inc.	2,326	492,926
Estee Lauder Cos., Inc., Class A	1,486	368,691
Exelixis, Inc.(a)	2,834	45,457
Expedia Group, Inc.(a)	7,216	632,122
Expeditors International of Washington, Inc.	1,052	109,324
Exxon Mobil Corp.	24,092	2,657,348
Fidelity National Information Services, Inc.	5,275	357,909
Flex Ltd.(a)	1,834	39,358
Fox Corp., Class A	25,698	780,448
Fox Corp., Class B	1,998	56,843
Garmin Ltd.	2,833	261,458
Gartner, Inc.(a)	5,862	1,970,453
General Dynamics Corp.	16,757	4,157,579
General Electric Co.	8,106	679,202
General Motors Co.	2,255	75,858
Genpact Ltd.(d)	4,806	222,614
Gilead Sciences, Inc.	6,930	594,940
Global Payments, Inc.	884	87,799
Goldman Sachs Group, Inc.	81	27,814
Graco, Inc.	289	19,438
Halliburton Co.	3,625	142,644
Hartford Financial Services Group, Inc.	2,055	155,831

Security	Shares	Value

United States (continued)
Helmerich & Payne, Inc.	533	$26,421
Hewlett Packard Enterprise Co.	56,635	903,895
Hilton Grand Vacations, Inc.(a)	408	15,724
Hologic, Inc.(a)	6,049	452,526
Home Depot, Inc.	9,008	2,845,267
Honeywell International, Inc.	6,803	1,457,883
HP, Inc.	14,508	389,830
IDACORP, Inc.	114	12,295
IDEXX Laboratories, Inc.(a)	2,294	935,860
Illinois Tool Works, Inc.	346	76,224
Incyte Corp.(a)	2,754	221,201
Integra LifeSciences Holdings Corp.(a)	292	16,372
Intel Corp.	82,497	2,180,396
International Paper Co.	1,444	50,006
Intuit, Inc.	2,087	812,302
Invesco Ltd.	5,723	102,957
IPG Photonics Corp.(a)	196	18,555
ITT, Inc.	473	38,360
Johnson & Johnson	28,502	5,034,878
Johnson Controls International PLC	389	24,896
Jones Lang LaSalle, Inc.(a)	132	21,037
JPMorgan Chase & Co.	1,364	182,912
Juniper Networks, Inc.	2,846	90,958
Kilroy Realty Corp.	930	35,963
Kimco Realty Corp.	3,257	68,983
Kinder Morgan, Inc.	1,059	19,147
Knight-Swift Transportation Holdings, Inc.	2,529	132,545
Lam Research Corp.	810	340,443
Lennar Corp., Class A	2,683	242,811
Lockheed Martin Corp.	2,064	1,004,115
Lowe’s Cos., Inc.	9,232	1,839,384
Macy’s, Inc.	2,267	46,814
Magnolia Oil & Gas Corp., Class A	2,280	53,466
Manhattan Associates, Inc.(a)	1,815	220,341
ManpowerGroup, Inc.	206	17,141
Marathon Petroleum Corp.	14,115	1,642,845
Marriott International, Inc., Class A	239	35,585
Marsh & McLennan Cos., Inc.	1,474	243,918
Mastercard, Inc., Class A	6,147	2,137,496
Merck & Co., Inc.	14,950	1,658,702
Meta Platforms, Inc., Class A(a)(d)	17,201	2,069,968
MetLife, Inc.	6,329	458,030
Mettler-Toledo International, Inc.(a)	1,006	1,454,123
MGM Resorts International	2,887	96,801
Microchip Technology, Inc.	2,658	186,725
Microsoft Corp.	57,405	13,766,867
Moderna, Inc.(a)	1,259	226,142
Mohawk Industries, Inc.(a)	393	40,172
Mondelez International, Inc., Class A	7,869	524,469
Monolithic Power Systems, Inc.	1,230	434,940
National Fuel Gas Co.	273	17,281
Newmont Corp.	2,477	116,914
NextEra Energy, Inc.	395	33,022
NIKE, Inc., Class B	3,013	352,551
NVIDIA Corp.	1,494	218,333
Otis Worldwide Corp.	2,972	232,737
Ovintiv, Inc.	1,101	55,749
Owens Corning	7,002	597,271
PACCAR, Inc.	1,594	157,758
PacWest Bancorp	924	21,206
Palo Alto Networks, Inc.(a)	5,955	830,961

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Park Hotels & Resorts, Inc.	1,556	$18,345
Paychex, Inc.	11,629	1,343,847
PayPal Holdings, Inc.	379	26,992
PBF Energy, Inc., Class A	871	35,519
Penn Entertainment, Inc.(a)	1,520	45,144
PepsiCo, Inc.	21,928	3,961,512
Pfizer, Inc.	31,176	1,597,458
Philip Morris International, Inc.	14,822	1,500,135
Pinnacle West Capital Corp.	207	15,740
PotlatchDeltic Corp.	288
Power Integrations, Inc.	242	17,356
Procter & Gamble Co.	11,832	1,793,258
Prologis, Inc.	10,954	1,234,844
Public Service Enterprise Group, Inc.	5,104	312,722
Pure Storage, Inc., Class A(a)	1,421	38,026
PVH Corp.	283	19,977
Qualcomm, Inc.	7,212	792,887
Ralph Lauren Corp.	1,983	209,544
Raytheon Technologies Corp.	5,764	581,703
Regeneron Pharmaceuticals, Inc.(a)	452	326,113
Reliance Steel & Aluminum Co.	693	140,291
RingCentral, Inc., Class A(a)(d)	388	13,735
S&P Global, Inc.	3,043	1,019,222
Salesforce, Inc.(a)	1,613	213,868
SBA Communications Corp.	217	60,827
Service Corp. International	678	46,877
ServiceNow, Inc.(a)	1,513	587,453
Silicon Laboratories, Inc.(a)	127	17,230
Simon Property Group, Inc.	13,834	1,625,218
Sirius XM Holdings, Inc.(d)	144,875	846,070
Snap-on, Inc.	3,598	822,107
Southern Co.	18,815	1,343,579
Southwest Airlines Co.(a)	41,490	1,396,968
State Street Corp.	2,013	156,148
Steel Dynamics, Inc.	304	29,701
Stifel Financial Corp.	4,065	237,274
SVB Financial Group(a)	303	69,732
Synchrony Financial	1,410	46,333
Teradata Corp.(a)	605	20,364
Teradyne, Inc.	482	42,103
Tesla, Inc.(a)	13,749	1,693,602
Tetra Tech, Inc.	289	41,960
Texas Instruments, Inc.	13,928	2,301,184
Textron, Inc.	4,299	304,369
Thermo Fisher Scientific, Inc.	2,479	1,365,161
Timken Co.	248	17,526
Toll Brothers, Inc.	517	25,809
Travel & Leisure Co.	5,274	191,974
Travelers Cos., Inc.	2,627	492,536
Trex Co., Inc.(a)	483	20,445
Truist Financial Corp.	1,645	70,784
Tyson Foods, Inc., Class A	4,764	296,559
U.S. Bancorp	32,100	1,399,881
U.S. Steel Corp.	1,118	28,006
UFP Industries, Inc.	206	16,326
Ulta Beauty, Inc.(a)	1,433	672,177

Security	Shares	Value

United States (continued)
Union Pacific Corp.	6,578	$1,362,106
United Parcel Service, Inc., Class B	14,637	2,544,496
United Rentals, Inc.(a)	1,170	415,841
United Therapeutics Corp.(a)	97	26,975
UnitedHealth Group, Inc.	6,045	3,204,938
Univar Solutions, Inc.(a)	399	12,688
Unum Group	761	31,224
Valero Energy Corp.	1,425	180,776
Veeva Systems, Inc., Class A(a)	479	77,301
Ventas, Inc.	958	43,158
Verizon Communications, Inc.	699	27,541
Vertex Pharmaceuticals, Inc.(a)	2,273	656,397
Viatris, Inc.	73,214	814,872
Visa, Inc., Class A	24,007	4,987,694
Vistra Corp.	12,093	280,558
Voya Financial, Inc.	5,884	361,807
Walgreens Boots Alliance, Inc.	678	25,330
Walt Disney Co.(a)	7,210	626,405
Waste Management, Inc.	126	19,767
Waters Corp.(a)	982	336,414
Wells Fargo & Co.	13,452	555,433
West Pharmaceutical Services, Inc.	61	14,356
Westrock Co.	5,569	195,806
Williams Cos., Inc.	11,897	391,411
Workday, Inc., Class A(a)	6,531	1,092,832
Xcel Energy, Inc.	915	64,151
Xylem, Inc.	609	67,337
Yum! Brands, Inc.	15,597	1,997,664

		214,067,130

Total Common Stocks — 97.2% (Cost: $342,735,052)		358,146,058

Preferred Securities

Preferred Stocks — 0.8%

Brazil — 0.3%
Azul SA, Preference Shares(a)	56,962	117,153
Banco Bradesco SA, Preference Shares	164,741	469,922
Gerdau SA, Preference Shares	26,286	144,488
Gol Linhas Aereas Inteligentes SA, Preference Shares(a)	7,906	10,527
Petroleo Brasileiro SA, Preference Shares	42,131	195,474
Usinas Siderurgicas de Minas Gerais SA UsiminasClass A	57,846	77,569

		1,015,133

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares	228	19,241
Fuchs Petrolub SE, Preference Shares	2,117	73,999

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares		4,266	$232,650
Volkswagen AG, Preference Shares		12,436	1,542,680

			1,868,570

Total Preferred Securities — 0.8% (Cost: $3,364,684)			2,883,703

Total Long-Term Investments — 98.0% (Cost: $346,099,736)			361,029,761

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(f)(g)		6,367,673	6,367,673
SL Liquidity Series, LLC, Money Market Series, 4.49%(f)(g)(h)		1,381,214	1,381,076

			7,748,749

	Par (000)

Time Deposits — 0.0%

Australia — 0.0%
Australia & New Zealand Banking Group Ltd., 1.74%, 01/01/23	AUD	2	1,238

Canada — 0.0%
Royal Bank of Canada, 3.06%, 01/04/23	CAD	67	49,597

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 1.80%, 01/04/23	HKD	111	14,245

Security	Par (000)		Value

Singapore — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 2.30%, 01/04/23	SGD	11	$8,334

Sweden — 0.0%
Brown Brothers Harriman & Co., (12.63%), 01/03/23	SEK	101	9,635

United Kingdom — 0.0%
ING Bank NV, 2.47%, 01/04/23	GBP	3	4,224

			87,273

Total Short-Term Securities — 2.1% (Cost: $7,835,249)			7,836,022

Total Investments — 100.1% (Cost: $353,934,985)			368,865,783

Liabilities in Excess of Other Assets — (0.1)%			(466,453)

Net Assets — 100.0%			$368,399,330

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Rounds to less than 1,000.
(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,775,998	$—		$(1,408,325	)(a)	$—	$—	$6,367,673	6,367,673	$89,667		$—
SL Liquidity Series, LLC, Money Market Series	780,135	600,474	(a)	—		(358)	825	1,381,076	1,381,214	29,455	(b)	—

						$(358)	$825	$7,748,749		$119,122		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	19	03/17/23	$1,852	$(30,680)
MSCI Emerging Markets Index	16	03/17/23	768	(11,354)
S&P 500 E-Mini Index	20	03/17/23	3,861	(86,103)

				$(128,137)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$128,137	$—	$—	$—	$128,137

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$65,892	$—	$—	$—	$65,892

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(11,526)	$—	$—	$—	$(11,526)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$6,964,788

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks

Australia	$—	$10,380,267	$—	$10,380,267
Austria	—	100,111	—	100,111
Belgium	—	395,580	—	395,580

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock Advantage Global Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)

Brazil	$302,489	$1,576,962	$—	$1,879,451

Canada	14,298,853	—	—	14,298,853

China	1,987,156	13,670,419	34,852	15,692,427

Colombia	25,385	—	—	25,385

Denmark	—	2,885,570	—	2,885,570

Finland	—	1,068,440	—	1,068,440

France	—	9,695,939	—	9,695,939

Germany	—	9,723,599	—	9,723,599

Hong Kong	—	2,977,793	—	2,977,793

Hungary	—	777,763	—	777,763

India	—	2,545,786	—	2,545,786

Indonesia	—	15,797	—	15,797

Ireland	6,500,302	1,564,703	—	8,065,005

Israel	780,081	215,228	—	995,309

Italy	—	479,989	—	479,989

Japan	—	20,082,089	—	20,082,089

Luxembourg	111	464,317	—	464,428

Malaysia	23,454	2,578,530	—	2,601,984

Mexico	229,437	—	—	229,437

Netherlands	—	4,509,726	—	4,509,726

Norway	—	1,816,134	—	1,816,134

Peru	131,469	—	—	131,469

Poland	—	14,442	—	14,442

Portugal	—	14,790	—	14,790

Russia	—	—	8	8

Saudi Arabia	—	1,938,857	—	1,938,857

Singapore	23,124	665,407	—	688,531

South Africa	46,988	1,671,593	—	1,718,581

South Korea	91,938	3,850,225	—	3,942,163

Spain	—	1,452,086	—	1,452,086

Sweden	—	1,546,833	—	1,546,833

Switzerland	361,505	1,051,292	—	1,412,797

Taiwan	—	7,642,313	—	7,642,313

Thailand	24,703	189,357	—	214,060

Turkey	35,798	985,388	—	1,021,186

United Kingdom	1,019,363	9,614,587	—	10,633,950

United States	214,067,130	—	—	214,067,130
Preferred Securities
Preferred Stocks	—	2,883,703	—	2,883,703

Short-Term Securities
Money Market Funds	6,367,673	—	—	6,367,673
Time Deposits	—	87,273	—	87,273

	$246,316,959	$121,132,888	$34,860	367,484,707

Investments Valued at NAV(a)				1,381,076

				$368,865,783

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(128,137)	$—	$—	$(128,137)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) December 31, 2022	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Belgium — 2.2%
Azelis Group NV	43,118	$1,221,384
KBC Group NV	12,123	780,543

		2,001,927

Denmark — 2.6%
DSV A/S	14,974	2,367,946

Finland — 2.4%
Metso Outotec OYJ	89,526	921,891
Neste OYJ	28,365	1,308,107

		2,229,998

France — 39.9%
Airbus SE	21,965	2,611,691
ALD SA(a)	39,766	458,818
BNP Paribas SA	54,665	3,112,578
Dassault Systemes SE	24,440	878,854
Legrand SA	19,537	1,566,510
L’Oreal SA	3,990	1,428,809
LVMH Moet Hennessy Louis Vuitton SE	11,669	8,491,442
Pernod Ricard SA	12,339	2,427,358
Sanofi	21,069	2,031,610
Sartorius Stedim Biotech	5,354	1,739,878
Schneider Electric SE	26,570	3,731,347
Teleperformance	7,529	1,799,922
TotalEnergies SE	58,626	3,680,138
Vinci SA	24,135	2,405,943

		36,364,898

Germany — 15.2%
Commerzbank AG(b)	145,596	1,361,266
CTS Eventim AG & Co. KGaA(b)	23,498	1,491,627
Merck KGaA	13,799	2,662,382
MTU Aero Engines AG	10,530	2,265,374
Rational AG	1,279	759,505
Siemens AG, Registered Shares	26,006	3,584,958
Symrise AG	15,951	1,732,358

		13,857,470

Ireland — 0.9%
Kingspan Group PLC	15,799	855,419

Italy — 6.0%
Ferrari NV	8,151	1,747,887
FinecoBank Banca Fineco SpA	147,370	2,447,241
Moncler SpA	24,766	1,315,987

		5,511,115

Netherlands — 16.7%
Adyen NV(a)(b)	924	1,282,742
ASM International NV	8,825	2,239,206
ASML Holding NV	13,169	7,180,419
BE Semiconductor Industries NV	12,368	753,717
IMCD NV	16,735	2,393,799
QIAGEN NV(b)	27,667	1,390,834

		15,240,717

Portugal — 1.8%
EDP—Energias de Portugal SA	326,536	1,627,718

Security	Shares	Value

Spain — 1.8%
CaixaBank SA	407,703	$1,598,517

Sweden — 1.2%
Beijer Ref AB	75,222	1,062,176

Switzerland — 2.8%
Sika AG, Registered Shares	1,956	470,229
STMicroelectronics NV	57,310	2,036,569

		2,506,798

United Kingdom — 4.7%
Allfunds Group PLC	93,142	653,180
Linde PLC(b)(c)	7,866	2,564,010
RELX PLC	37,846	1,046,367

		4,263,557

Total Common Stocks — 98.2% (Cost: $71,880,671)		89,488,256

Rights

France — 0.0%
ALD SA, (Expires 12/28/22, Strike Price EUR 7.50)	1	2

Total Rights — 0.0% (Cost: $ — )		2

Total Long-Term Investments — 98.2% (Cost: $71,880,671)		89,488,258

Short-Term Securities

Money Market Funds — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(d)(e)	475,871	475,871
SL Liquidity Series, LLC, Money Market Series, 4.49%(d)(e)	3,055,431	3,055,126

		3,530,997

	Par (000)

Time Deposits — 1.5%

United States — 1.5%
Citibank, 1.10%, 01/01/23	EUR 2,298	1,404,400

Total Short-Term Securities — 5.4% (Cost: $4,930,063)		4,935,397

Total Investments — 103.6% (Cost: $76,810,734)		94,423,655

Liabilities in Excess of Other Assets — (3.6)%		(3,252,214)

Net Assets — 100.0%		$91,171,441

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) December 31, 2022	BlackRock EuroFund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$492,237	$—		$(16,366	)(a)	$—	$—	$475,871	475,871	$6,067		$—
SL Liquidity Series, LLC, Money Market Series	2,813,256	241,236	(a)	—		(260)	894	3,055,126	3,055,431	8,653	(b)	—

						$(260)	$894	$3,530,997		$14,720		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$89,488,256	$—	$89,488,256
Rights	2	—	—	2
Short-Term Securities
Money Market Funds	475,871	—	—	475,871
Time Deposits	—	1,404,400	—	1,404,400

	$475,873	$90,892,656	$—	91,368,529

Investments Valued at NAV(a)				3,055,126

				$94,423,655

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

December 31, 2022

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments, at value — unaffiliated(a)(b)	$361,117,034	$90,892,658
Investments, at value — affiliated(c)	7,748,749	3,530,997
Cash pledged for futures contracts	351,000	—
Foreign currency, at value(d)	43,898	—
Receivables:
Investments sold	77,049	315,066
Securities lending income — affiliated	8,608	1,927
Capital shares sold	349,607	32,195
Dividends — unaffiliated	1,017,160	190,203
Dividends — affiliated	20,788	1,545
Prepaid expenses	57,697	58,227

Total assets	370,791,590	95,022,818

LIABILITIES
Bank overdraft	36,831	—
Foreign bank overdraft(e)	—	31,213
Collateral on securities loaned	1,381,624	3,054,774
Payables:
Investments purchased	—	321,245
Accounting services fees	31,501	13,893
Capital shares redeemed	273,616	81,608
Custodian fees	275,996	54,047
Deferred foreign capital gain tax	36,370	—
Investment advisory fees	156,139	51,337
IRS compliance fee for foreign withholding tax claims	—	108,511
Directors’ and Officer’s fees	3,373	2,668
Other accrued expenses	27,720	17,061
Professional fees	34,913	86,774
Service and distribution fees	58,386	14,337
Transfer agent fees	32,147	13,909
Variation margin on futures contracts	43,644	—

Total liabilities	2,392,260	3,851,377

NET ASSETS	$368,399,330	$91,171,441

NET ASSETS CONSIST OF

Paid-in capital	$375,310,798	$94,323,463

Accumulated loss	(6,911,468)	(3,152,022)

NET ASSETS	$368,399,330	$91,171,441

(a) Investments, at cost — unaffiliated	$346,186,983	$73,280,350
(b) Securities loaned, at value	$1,336,425	$2,872,043
(c) Investments, at cost — affiliated	$7,748,002	$3,530,384
(d) Foreign currency, at cost	$43,932	$—
(e) Foreign bank overdraft, at cost	$—	$31,108

F I N A N C I A L S T A T E M E N T S	23

Statements of Assets and Liabilities (unaudited) (continued) December 31, 2022

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

NET ASSET VALUE

Institutional

Net assets	$53,892,351	$26,445,844

Shares outstanding	2,585,576	1,624,321

Net asset value	$20.84	$16.28

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor A

Net assets	$263,438,303	$62,522,898

Shares outstanding	13,493,432	3,923,643

Net asset value	$19.52	$15.93

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Investor C

Net assets	$2,924,623	$1,221,979

Shares outstanding	190,583	112,827

Net asset value	$15.35	$10.83

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

Class K

Net assets	$46,095,674	$772,578

Shares outstanding	2,211,715	47,567

Net asset value	$20.84	$16.24

Shares authorized	2 billion	Unlimited

Par value	$0.10	$0.10

Class R

Net assets	$2,048,379	$208,142

Shares outstanding	119,442	17,626

Net asset value	$17.15	$11.81

Shares authorized	100 million	Unlimited

Par value	$0.10	$0.10

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended December 31, 2022

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated	$4,738,508	$370,157
Dividends — affiliated	89,667	6,067
Interest — unaffiliated	4,370	—
Securities lending income — affiliated — net	29,455	8,653
Foreign taxes withheld	(245,499)	(45,191)
Foreign withholding tax claims	—	168,216
IRS compliance fee for foreign withholding tax claims	—	(108,510)

Total investment income	4,616,501	399,392

EXPENSES
Investment advisory	1,613,139	329,699
Service and distribution — class specific	356,054	81,664
Transfer agent — class specific	288,904	63,011
Custodian	141,876	33,738
Professional	64,635	66,548
Registration	42,366	39,347
Accounting services	42,030	16,105
Printing and postage	19,351	18,569
Directors and Officer	5,092	3,893
Miscellaneous	17,041	11,081

Total expenses	2,590,488	663,655
Less:
Fees waived and/or reimbursed by the Manager	(692,917)	(66,655)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(206,067)	(41,232)

Total expenses after fees waived and/or reimbursed	1,691,504	555,768

Net investment income (loss)	2,924,997	(156,376)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,672,572)	(1,633,446)
Investments — affiliated	(358)	(260)
Foreign currency transactions	(45,970)	(35,220)
Futures contracts	65,892	—

	(13,653,008)	(1,668,926)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	19,918,596	11,470,248
Investments — affiliated	825	894
Foreign currency translations	2,838	21,684
Futures contracts	(11,526)	—

	19,910,733	11,492,826

Net realized and unrealized gain	6,257,725	9,823,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,182,722	$9,667,524

(a) Net of increase in deferred foreign capital gain tax of	$(35,638)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

		BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

	Six Months Ended 12/31/22	Year Ended	Six Months Ended 12/31/22	Year Ended
	(unaudited)	06/30/22	(unaudited)	06/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,924,997	$5,572,262	$(156,376)	$643,393

Net realized gain (loss)	(13,653,008)	9,461,273	(1,668,926)	9,406,868

Net change in unrealized appreciation (depreciation)	19,910,733	(86,437,468)	11,492,826	(43,244,825)

Net increase (decrease) in net assets resulting from operations	9,182,722	(71,403,933)	9,667,524	(33,194,564)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,061,923)	(14,118,216)	(201,013)	—

Investor A	(4,583,971)	(50,223,238)	(320,388)	—

Investor C	(38,913)	(1,286,438)	—	—

Class K	(912,633)	(8,570,266)	(7,042)	—

Class R	(36,382)	(633,981)	—	—

Decrease in net assets resulting from distributions to shareholders	(6,633,822)	(74,832,139)	(528,443)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(16,599,195)	36,861,636	(5,109,821)	(52,716,556)

NET ASSETS

Total increase (decrease) in net assets	(14,050,295)	(109,374,436)	4,029,260	(85,911,120)

Beginning of period	382,449,625	491,824,061	87,142,181	173,053,301

End of period	$ 368,399,330	$382,449,625	$91,171,441	$87,142,181

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.

	Institutional
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$20.70		$28.57	$21.48	$21.66	$21.63	$25.83

Net investment income(a)	0.18		0.33	0.24	0.31	0.36	0.29
Net realized and unrealized gain (loss)	0.35		(4.04)	7.82	(0.06)	0.43	2.82

Net increase (decrease) from investment operations	0.53		(3.71)	8.06	0.25	0.79	3.11

Distributions(b)

From net investment income		(0.39)	(0.33)	(0.35)	(0.43)	(0.32)	(0.37)
From net realized gain	—		(3.83)	(0.62)	—	(0.44)	(6.94)

Total distributions		(0.39)	(4.16)	(0.97)	(0.43)	(0.76)	(7.31)

Net asset value, end of period	$20.84		$20.70	$28.57	$21.48	$21.66	$21.63

Total Return(c)
Based on net asset value	2.52	%(d)	(15.52)%	38.23%	1.08%	4.03%	12.43%

Ratios to Average Net Assets(e)
Total expenses	1.16	%(f)	1.10%	1.19%	1.15%	1.14%	1.16%

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.71%	0.71%	0.71%	0.72%	0.88%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.71	%(f)	0.71%	0.71%	0.71%	0.72%	0.88%

Net investment income	1.71	%(f)	1.33%	0.96%	1.46%	1.72%	1.20%

Supplemental Data
Net assets, end of period (000)	$53,892		$62,236	$95,405	$75,805	$87,759	$114,870

Portfolio turnover rate		44%	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor A
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$19.39		$27.02	$20.36	$20.55	$20.56	$24.85

Net investment income(a)	0.15		0.27	0.17	0.24	0.30	0.25
Net realized and unrealized gain (loss)	0.32		(3.80)	7.41	(0.05)	0.40	2.67

Net increase (decrease) from investment operations	0.47		(3.53)	7.58	0.19	0.70	2.92

Distributions(b)

From net investment income		(0.34)	(0.27)	(0.30)	(0.38)	(0.27)	(0.27)
From net realized gain	—		(3.83)	(0.62)	—	(0.44)	(6.94)

Total distributions		(0.34)	(4.10)	(0.92)	(0.38)	(0.71)	(7.21)

Net asset value, end of period	$19.52		$19.39	$27.02	$20.36	$20.55	$20.56

Total Return(c)
Based on net asset value	2.38	%(d)	(15.73)%	37.91%	0.84%	3.77%	12.10%

Ratios to Average Net Assets(e)
Total expenses	1.45	%(f)	1.40%	1.51%	1.46%	1.46%	1.53%

Total expenses after fees waived and/or reimbursed	0.96	%(f)	0.96%	0.96%	0.96%	0.97%	1.16%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.96	%(f)	0.96%	0.96%	0.96%	0.97%	1.16%

Net investment income	1.48	%(f)	1.14%	0.71%	1.21%	1.48%	1.06%

Supplemental Data
Net assets, end of period (000)	$263,438		$264,270	$327,701	$242,123	$289,752	$324,978

Portfolio turnover rate		44%	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Investor C
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$15.24		$22.06	$16.58	$16.79	$16.87	$21.45

Net investment income (loss)(a)	0.05		0.06	(0.01)	0.08	0.11	0.04
Net realized and unrealized gain (loss)	0.26		(2.97)	6.04	(0.05)	0.34	2.31

Net increase (decrease) from investment operations	0.31		(2.91)	6.03	0.03	0.45	2.35

Distributions(b)
From net investment income		(0.20)	(0.14)	—	(0.24)	(0.09)	—
From net realized gain	—		(3.77)	(0.55)	—	(0.44)	(6.93)

Total distributions		(0.20)	(3.91)	(0.55)	(0.24)	(0.53)	(6.93)

Net asset value, end of period	$15.35		$15.24	$22.06	$16.58	$16.79	$16.87

Total Return(c)
Based on net asset value	2.03	%(d)	(16.36)%	36.88%	0.11%	2.99%	11.23%

Ratios to Average Net Assets(e)
Total expenses	2.29	%(f)	2.19%	2.42%	2.32%	2.28%	2.34%

Total expenses after fees waived and/or reimbursed	1.71	%(f)	1.71%	1.71%	1.71%	1.72%	1.95%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.71	%(f)	1.71%	1.71%	1.71%	1.72%	1.95%

Net investment income (loss)	0.70	%(f)	0.31%	(0.06)%	0.46%	0.65%	0.23%

Supplemental Data
Net assets, end of period (000)	$2,925		$3,795	$7,922	$35,626	$52,125	$90,299

Portfolio turnover rate		44%	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class K
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Period from 01/25/18	(a)
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	to 06/30/18

Net asset value, beginning of period	$20.71		$28.58	$21.48	$21.66	$21.63	$23.12

Net investment income(b)	0.19		0.36	0.27	0.32	0.41	0.29
Net realized and unrealized gain (loss)	0.34		(4.05)	7.81	(0.06)	0.39	(1.78)

Net increase (decrease) from investment operations	0.53		(3.69)	8.08	0.26	0.80	(1.49)

Distributions(c)
From net investment income		(0.40)	(0.35)	(0.36)	(0.44)	(0.33)	—
From net realized gain	—		(3.83)	(0.62)	—	(0.44)	—

Total distributions		(0.40)	(4.18)	(0.98)	(0.44)	(0.77)	—

Net asset value, end of period	$20.84		$20.71	$28.58	$21.48	$21.66	$21.63

Total Return(d)
Based on net asset value	2.53	%(e)	(15.46)%	38.34%	1.13%	4.09%	(6.44	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.03	%(g)	1.00%	1.13%	1.09%	1.03%	1.07	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.66	%(g)	0.66%	0.66%	0.66%	0.66%	0.66	%(g)

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.66	%(g)	0.66%	0.66%	0.66%	0.66%	0.66	%(g)

Net investment income	1.77	%(g)	1.45%	1.04%	1.53%	1.98%	3.09	%(g)

Supplemental Data
Net assets, end of period (000)	$46,096		$49,643	$56,800	$12,108	$10,625	$4,616

Portfolio turnover rate		44%	136%	311%	182%	137%	189%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)

	Class R
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$17.05		$24.24	$18.33	$18.52	$18.60	$23.07

Net investment income(a)	0.10		0.18	0.10	0.18	0.21	0.17
Net realized and unrealized gain (loss)	0.29		(3.33)	6.65	(0.06)	0.37	2.47

Net increase (decrease) from investment operations	0.39		(3.15)	6.75	0.12	0.58	2.64

Distributions(b)
From net investment income		(0.29)	(0.21)	(0.22)	(0.31)	(0.22)	(0.17)
From net realized gain	—		(3.83)	(0.62)	—	(0.44)	(6.94)

Total distributions		(0.29)	(4.04)	(0.84)	(0.31)	(0.66)	(7.11)

Net asset value, end of period	$17.15		$17.05	$24.24	$18.33	$18.52	$18.60

Total Return(c)
Based on net asset value	2.27	%(d)	(15.94)%	37.52%	0.58%	3.52%	11.79%

Ratios to Average Net Assets(e)
Total expenses	1.81	%(f)	1.82%	1.79%	1.77%	1.79%	1.87%

Total expenses after fees waived and/or reimbursed	1.21	%(f)	1.21%	1.21%	1.21%	1.22%	1.43%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.21	%(f)	1.21%	1.21%	1.21%	1.22%	1.43%

Net investment income	1.20	%(f)	0.85%	0.45%	0.98%	1.18%	0.80%

Supplemental Data
Net assets, end of period (000)	$2,048		$2,506	$3,996	$4,313	$10,407	$16,716

Portfolio turnover rate		44%	136%	311%	182%	137%	189%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund

	Institutional
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$14.70		$20.34	$14.31	$14.40	$15.06	$14.78

Net investment income (loss)(a)		(0.01)	0.13	0.03	0.02	0.13	0.13
Net realized and unrealized gain (loss)	1.71		(5.77)	6.00	(0.04)	(0.45)	0.33

Net increase (decrease) from investment operations	1.70		(5.64)	6.03	(0.02)	(0.32)	0.46

Distributions from net investment income(b)		(0.12)	—	—	(0.07)	(0.34)	(0.18)

Net asset value, end of period	$16.28		$14.70	$20.34	$14.31	$14.40	$15.06

Total Return(c)
Based on net asset value	11.58	%(d)	(27.73)%	42.14%	(0.17)%	(1.77)%	3.12%

Ratios to Average Net Assets(e)
Total expenses	1.35	%(f)	1.17%	1.18%	1.24%	1.23%	1.11%

Total expenses after fees waived and/or reimbursed	1.08	%(f)	1.10%	1.12%	1.18%	1.17%	1.08%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.04	%(f)	1.09%	1.12%	1.18%	1.17%	1.08%

Net investment income (loss)	(0.16	)%(f)	0.65%	0.19%	0.14%	0.92%	0.87%

Supplemental Data
Net assets, end of period (000)	$26,446		$25,025	$81,809	$26,476	$33,178	$43,686

Portfolio turnover rate		5%	42%	26%	39%	153%	98%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor A
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20		06/30/19	06/30/18

Net asset value, beginning of period	$14.37		$19.93	$14.05	$14.11		$14.78	$14.49

Net investment income (loss)(a)		(0.03)	0.09	(0.01)	(0.00	)(b)	0.08	0.18

Net realized and unrealized gain (loss)	1.67		(5.65)	5.89	(0.04)		(0.44)	0.26

Net increase (decrease) from investment operations	1.64		(5.56)	5.88	(0.04)		(0.36)	0.44

Distributions from net investment income(c)		(0.08)	—	—	(0.02)		(0.31)	(0.15)

Net asset value, end of period	$15.93		$14.37	$19.93	$14.05		$14.11	$14.78

Total Return(d)
Based on net asset value	11.42	%(e)	(27.90)%	41.85%	(0.30)%		(2.08)%	3.02%

Ratios to Average Net Assets(f)
Total expenses	1.56	%(g)	1.40%	1.39%	1.40%		1.45%	1.31%

Total expenses after fees waived and/or reimbursed	1.33	%(g)	1.33%	1.33%	1.34%		1.39%	1.28%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.29	%(g)	1.32%	1.33%	1.34%		1.39%	1.28%

Net investment income (loss)	(0.42	)%(g)	0.48%	(0.03)%	(0.01)%		0.56%	1.19%

Supplemental Data
Net assets, end of period (000)	$62,523		$59,981	$87,462	$65,887		$78,418	$149,540

Portfolio turnover rate		5%	42%	26%	39%		153%	98%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Investor C
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$9.76		$13.63	$9.68	$9.79	$10.36	$10.16

Net investment income (loss)(a)		(0.06)	(0.06)	(0.10)	(0.08)	(0.02)	0.05

Net realized and unrealized gain (loss)	1.13		(3.81)	4.05	(0.03)	(0.31)	0.18

Net increase (decrease) from investment operations	1.07		(3.87)	3.95	(0.11)	(0.33)	0.23

Distributions from net investment income(b)	—		—	—	—	(0.24)	(0.03)

Net asset value, end of period	$10.83		$9.76	$13.63	$9.68	$9.79	$10.36

Total Return(c)
Based on net asset value	10.96	%(d)	(28.39)%	40.81%	(1.12)%	(2.82)%	2.27%

Ratios to Average Net Assets(e)
Total expenses	2.29	%(f)	2.17%	2.17%	2.19%	2.20%	2.08%

Total expenses after fees waived and/or reimbursed	2.08	%(f)	2.10%	2.11%	2.13%	2.14%	2.04%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	2.04	%(f)	2.09%	2.11%	2.13%	2.14%	2.04%

Net investment income (loss)	(1.10	)%(f)	(0.45)%	(0.86)%	(0.85)%	(0.17)%	0.43%

Supplemental Data
Net assets, end of period (000)	$1,222		$1,055	$2,451	$3,088	$4,179	$7,533

Portfolio turnover rate		5%	42%	26%	39%	153%	98%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class K
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Period from 01/25/18	(a)
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	to 06/30/18

Net asset value, beginning of period	$14.69		$20.30	$14.26	$14.34	$15.08	$16.57

Net investment income (loss)(b)		(0.01)	0.16	0.06	0.03	0.14	0.26
Net realized and unrealized gain (loss)	1.71		(5.77)	5.98	(0.02)	(0.46)	(1.75)

Net increase (decrease) from investment operations	1.70		(5.61)	6.04	0.01	(0.32)	(1.49)

Distributions from net investment income(c)		(0.15)	—	—	(0.09)	(0.42)	—

Net asset value, end of period	$16.24		$14.69	$20.30	$14.26	$14.34	$15.08

Total Return(d)
Based on net asset value	11.55	%(e)	(27.64)%	42.36%	0.03%	(1.70)%	(8.99	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)	1.08%	1.04%	1.06%	1.11%	0.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.03	%(g)	1.01%	0.98%	1.00%	1.05%	0.95	%(g)

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.99	%(g)	1.00%	0.98%	1.00%	1.05%	0.95	%(g)

Net investment income (loss)	(0.12	)%(g)	0.83%	0.34%	0.18%	1.00%	3.86	%(g)

Supplemental Data
Net assets, end of period (000)	$773		$886	$860	$601	$710	$1,005

Portfolio turnover rate		5%	42%	26%	39%	153%	98%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.99%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)

	Class R
	Six Months Ended 12/31/22		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		06/30/22	06/30/21	06/30/20	06/30/19	06/30/18

Net asset value, beginning of period	$10.61		$14.79	$10.46	$10.54	$11.14	$10.96

Net investment income (loss)(a)		(0.04)	(0.06)	(0.04)	(0.04)	(0.01)	0.09
Net realized and unrealized gain (loss)	1.24		(4.12)	4.37	(0.04)	(0.33)	0.18

Net increase (decrease) from investment operations	1.20		(4.18)	4.33	(0.08)	(0.34)	0.27

Distributions from net investment income(b)	—		—	—	—	(0.26)	(0.09)

Net asset value, end of period	$11.81		$10.61	$14.79	$10.46	$10.54	$11.14

Total Return(c)
Based on net asset value	11.31	%(d)	(28.26)%	41.40%	(0.76)%	(2.66)%	2.46%

Ratios to Average Net Assets(e)

Total expenses	2.11	%(f)	1.91%	1.73%	1.87%	2.07%	1.81%

Total expenses after fees waived and/or reimbursed	1.58	%(f)	1.84%	1.67%	1.81%	2.01%	1.77%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.54	%(f)	1.83%	1.67%	1.81%	2.01%	1.77%

Net investment income (loss)	(0.65	)%(f)	(0.41)%	(0.32)%	(0.42)%	(0.07)%	0.76%

Supplemental Data
Net assets, end of period (000)	$208		$195	$471	$359	$363	$786

Portfolio turnover rate		5%	42%	26%	39%	153%	98%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage Global Fund, Inc	Advantage Global	Diversified

BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None

Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

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Notes to Financial Statements  (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2022, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (unaudited) (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Advantage Global
Barclays Capital, Inc.	$387,764	$(387,764)	$—		$—
BofA Securities, Inc.	27,636	(27,636)	—		—
Credit Suisse Securities (USA) LLC	228,646	(228,646)	—		—
Deutsche Bank Securities, Inc.	22,058	(22,058)	—		—
Goldman Sachs & Co. LLC	160,219	(160,219)	—		—
J.P. Morgan Securities LLC	10,630	(10,630)	—		—
Jefferies LLC	499,472	(499,472)	—		—

	$1,336,425	$(1,336,425)	$—		$—

EuroFund

Citigroup Global Markets, Inc.	$2,872,043	$(2,872,043)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage Global	EuroFund

First $1 billion	0.85%	0.75%
$1 billion — $3 billion	0.80	0.71
$3 billion — $5 billion	0.77	0.68
$5 billion — $10 billion	0.74	0.65
Greater than $10 billion	0.72	0.64

With respect to EuroFund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by EuroFund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage Global	$333,679	$16,521	$5,854	$356,054
EuroFund	75,649	5,508	507	81,664

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended December 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$245	$3,923	$614	$61	$37	$4,880
EuroFund	1,042	2,022	123	18	12	3,217

For the six months ended December 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$39,634	$239,827	$4,453	$1,710	$3,280	$288,904

EuroFund	21,210	40,570	614	183	434	63,011

Other Fees: For the six months ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Advantage Global	$ 1,011
EuroFund	511

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (unaudited) (continued)

For the six months ended December 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A

Advantage Global	$291

EuroFund	7

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$2,487

EuroFund	162

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage Global	0.71%	0.96%	1.71%	0.66%	1.21%

EuroFund	1.04	1.29	2.04	0.99	1.54

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2022, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager

Advantage Global	$690,430

EuroFund	66,493

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the six months ended December 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage Global	$24,946	$173,090	$3,627	$1,709	$2,695	$206,067

EuroFund	14,886	25,442	338	183	383	41,232

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended December 31, 2022, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage Global	$5,619

EuroFund	1,561

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. EuroFund is currently permitted to borrow under the Interfund Lending Program. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Advantage Global	$21,467,569	$24,498,765	$(1,984,313)

7.	PURCHASES AND SALES

For the six months ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Advantage Global	$163,369,801	$183,040,294

EuroFund	4,492,909	11,273,666

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

Advantage Global	$—

EuroFund	18,424,399

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage Global	$357,872,384	$39,585,435	$(28,720,172)	$10,865,263

EuroFund	77,480,035	22,532,943	(5,589,323)	16,943,620

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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Notes to Financial Statements  (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/22		Year Ended 06/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Advantage Global
Institutional
Shares sold	123,737	$2,562,650	516,799	$12,492,114
Shares issued in reinvestment of distributions	45,991	990,316	523,855	13,448,762
Shares redeemed	(590,267)	(12,396,771)	(1,373,464)	(33,811,641)

	(420,539)	$(8,843,805)	(332,810)	$(7,870,765)

Investor A
Shares sold	747,487	$14,439,338	1,345,196	$30,806,933
Shares issued in reinvestment of distributions	208,061	4,180,976	1,904,545	45,920,653
Shares redeemed	(1,090,521)	(21,238,899)	(1,749,712)	(40,119,251)

	(134,973)	$(2,618,585)	1,500,029	$36,608,335

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/22		Year Ended 06/30/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Advantage Global (continued)
Investor C
Shares sold	1,596	$24,490	14,474	$253,356
Shares issued in reinvestment of distributions	2,494	38,913	66,995	1,282,263
Shares redeemed and automatic conversion of shares	(62,553)	(959,737)	(191,599)	(3,624,007)

	(58,463)	$(896,334)	(110,130)	$(2,088,388)

Class K
Shares sold	52,961	$1,084,480	437,784	$11,106,505
Shares issued in reinvestment of distributions	42,395	912,633	333,878	8,570,267
Shares redeemed	(281,041)	(5,776,791)	(361,744)	(9,088,358)

	(185,685)	$(3,779,678)	409,918	$10,588,414

Class R
Shares sold	7,981	$136,965	21,288	$436,343
Shares issued in reinvestment of distributions	2,061	36,383	29,767	633,880
Shares redeemed	(37,555)	(634,141)	(68,956)	(1,446,183)

	(27,513)	$(460,793)	(17,901)	$(375,960)

	(827,173)	$(16,599,195)	1,449,106	$36,861,636

	Six Months Ended 12/31/22		Year Ended 06/30/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

EuroFund
Institutional
Shares sold	20,711	$328,956	122,608	$2,411,570
Shares issued in reinvestment of distributions	10,533	173,479	—	—
Shares redeemed	(108,979)	(1,663,588)	(2,442,177)	(50,674,198)

	(77,735)	$(1,161,153)	(2,319,569)	$(48,262,628)

Investor A
Shares sold	44,738	$689,417	229,654	$4,514,406
Shares issued in reinvestment of distributions	16,327	263,187	—	—
Shares redeemed	(310,634)	(4,730,903)	(444,682)	(8,307,512)

	(249,569)	$(3,778,299)	(215,028)	$(3,793,106)

Investor C
Shares sold	16,191	$152,395	19,069	$253,465
Shares redeemed and automatic conversion of shares	(11,489)	(115,136)	(90,724)	(1,184,488)

	4,702	$37,259	(71,655)	$(931,023)

Class K
Shares sold	2,820	$43,284	43,191	$888,954
Shares issued in reinvestment of distributions	320	5,256	—	—
Shares redeemed	(15,919)	(247,820)	(25,204)	(463,242)

	(12,779)	$(199,280)	17,987	$425,712

Class R
Shares sold	1,336	$14,526	8,967	$120,841
Shares redeemed	(2,134)	(22,874)	(22,404)	(276,352)

	(798)	$(8,348)	(13,437)	$(155,511)

	(336,179)	$(5,109,821)	(2,601,702)	$(52,716,556)

As of December 31, 2022, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 12,070 Class K Shares of EuroFund.

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

EuroFund is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

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Notes to Financial Statements  (unaudited) (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Advantage Global Fund, Inc. and BlackRock EuroFund (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Funds’ liquidity risk.

The Board of Directors (the “Board”) of the Funds, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	49

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser (a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

(a)	For BlackRock EuroFund.

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02111

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-12/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

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(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date: February 23, 2023

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